                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K(A)

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 28, 1996



                                SITEL CORPORATION
            (Exact name of registrant as specified in its charter)



        Minnesota                     0-26152                  47-0684333
  (State or jurisdiction of       (Commission File           (I.R.S. Employer
incorporation or organization)        Number)              Identification No.)



                               13215 BIRCH STREET
                              OMAHA, NEBRASKA 68164
                                 (402) 498-6810


   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                   ------------------------------------------




This 8-K consists of 7 pages.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The registrant hereby amends Item 7 of its Form 8-K filed to report an event occurring on June 28, 1996 to include the following:

        (a)   Financial statements of businesses acquired.

              The Company hereby incorporates by reference in this Form 8-K the financial statements of National Action Financial Services, Inc. contained in pages F-82 through F-94 of the Company's Proxy Statement filed July 29, 1996 on Schedule 14A.

        (b)   Pro forma financial information.


           UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

     The unaudited pro forma combined statement of income (loss) for the years ended May 31, 1993, 1994 and 1995 and for the nine months ended February
28, 1995 and February 29, 1996 give effect to the Company's acquisition of National Action Financial Services, Inc. ("NAFS", and such acquisition, the "NAFS Acquisition"), accounted for as a "pooling of interests", as if it had occurred on June 1, 1992. The unaudited pro forma combined balance sheet as of February 29, 1996, gives effect to the NAFS Acquisition as if it had occurred on February 29, 1996. The historical financial data of the Company included in the pro forma combined financial data are for and as of the periods presented. NAFS did not have material operations prior to June 1, 1994. The historical financial data of NAFS included in the pro forma combined financial data presented herein for the year ended May 31, 1995 are from NAFS's unaudited statements of earnings (loss) and retained earnings for the twelve months ended June 30, 1995. The historical financial data of NAFS included in the pro forma combined financial data presented herein as of February 29, 1996 and for the nine months then ended are from NAFS's separate unaudited financial statements as of March 31, 1996 and the nine months then ended.

     On February 9, 1996, the Company acquired substantially all of the net assets of C.T.C. Canadian Telephone Corporation and 2965496 Canada, Inc. (collectively, "CTC"), consequently, the pro forma combined statements of operations include the historical financial data of CTC for the year ended April 30, 1995 and the nine months ended January 31, 1996.

     The pro forma combined statements of operations are not necessarily indicative of the results of operations that would have been achieved had the transactions described therein been consummated on the above dates or that may be achieved in the future and should be read in conjunction with the separate financial statements of the Company, NAFS and CTC, respectively, including the notes thereto, contained in pages F-11 through F-26, F-82 through F-94, and F-95 through F-109, respectively, of the Company's Proxy Statement filed July 29, 1996 on Schedule 14A.

                               SITEL CORPORATION
                        PRO FORMA COMBINED BALANCE SHEET
                               FEBRUARY 29, 1996
                                  (UNAUDITED)

                                                                                                 PRO FORMA       PRO FORMA
                                                                     SITEL(a)      NAFS(b)      ADJUSTMENTS      COMBINED
                                                                    -----------  -----------  ----------------  -----------
                                                                                        (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents.......................................  $     6,325   $     906                     $     7,231
  Trade accounts receivable, net..................................       23,036       1,810                          24,846
  Marketable securities...........................................       47,175                       (500)(c)       46,675
  Prepaid expenses................................................          735         105                             840
  Other...........................................................        1,597          --                           1,597
  Income taxes receivable.........................................          629          --                             629
  Deferred income taxes...........................................          476          --                             476
                                                                    -----------  -----------      --------      -----------
      Total current assets........................................       79,973       2,821           (500)          82,294
                                                                    -----------  -----------      --------      -----------
Property and equipment, net.......................................       14,791       1,412                          16,203
Deposits and other assets.........................................          558          86                             644
Loans receivable from related parties.............................          340          --                             340
Goodwill, net.....................................................        5,958          44                           6,002
Deferred income taxes.............................................       13,467          --                          13,467
                                                                    -----------  -----------      --------      -----------
      Total assets................................................  $   115,087  $    4,363   $       (500)     $   118,950
                                                                    -----------  -----------      --------      -----------
                                                                    -----------  -----------      --------      -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Note payable -- bank............................................  $       700  $      353                     $     1,053
  Current portion of long-term obligations........................           20          77                              97
  Trade accounts payable..........................................        5,163         503                           5,666
  Accrued wages, salaries and bonuses.............................        6,070         619                           6,689
  Other accrued expenses..........................................          737         274                           1,011
  Customer deposits and other.....................................          429          45                             474
                                                                    -----------  -----------      --------      -----------
      Total current liabilities...................................       13,119       1,871             --           14,990
                                                                    -----------  -----------      --------      -----------
Long-term debt obligations, net...................................          129       1,025                           1,154
Other liabilities.................................................          726          29                             755
Redeemable preference shares......................................           --          --                              --
Stockholders' equity:
  Preferred stock.................................................           --         285           (285)(d)           --
  Common stock....................................................            9         285           (284)(d)           10
  Paid-in capital.................................................      106,511          --            569 (d)      107,080
  Currency exchange adjustment....................................           20          --                              20
  Retained earnings (deficit).....................................       (5,427)        868           (500)(c)       (5,059)
                                                                    -----------  -----------      --------      -----------
      Total stockholders' equity..................................      101,113       1,438           (500)         102,051
                                                                    -----------  -----------      --------      -----------
      Total liabilities and stockholders' equity..................  $   115,087  $    4,363   $       (500)     $   118,950
                                                                    -----------  -----------      --------      -----------
                                                                    -----------  -----------      --------      -----------

- ------------------------------
(a) The combined balance sheet of CTC has not been presented separately on this statement as it was included in the consolidated historical statements of SITEL as of February 29, 1996.

(b) The balance sheet of NAFS is as of March 31, 1996.

(c) Estimated transaction costs related to the NAFS Acquisition are estimated at $500,000.

(d) The unaudited proforma combined financial statements reflect the application of the pooling of interests method of accounting for the NAFS acquisition. Under this method of accounting, it is necessary to reclassify common stock to paid-in capital to reflect the par value of SITEL's common stock which is lower than the par value of NAFS.

                             SITEL CORPORATION AND
                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                      COMBINED STATEMENT OF OPERATIONS (a)
                                  (UNAUDITED)

                                                    FISCAL YEARS ENDED                  NINE MONTHS ENDED
                                          --------------------------------------  ------------------------------
                                           MAY 31,    MAY 31,       MAY 31,         FEBRUARY 28,    FEBRUARY 29,
                                            1993       1994         1995 (b)          1995 (b)        1996 (b)
                                          ---------  ---------  ----------------  ----------------  ------------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues................................  $  55,498  $  68,855  $    105,145      $     73,879       $  107,498
Operating expenses:
  Cost of services......................     31,553     37,052        56,842            40,599           57,415
  Divisional selling, general and
   administrative expenses..............     17,847     23,810        34,104            23,837           34,058
  Corporate general and administrative
   expenses.............................      3,664      5,567         6,474             4,844            5,618
  Special compensation expense..........         --         --        34,585 (c)        34,585 (c)           --
                                          ---------  ---------  ----------------  ----------------  ------------
    Operating income (loss).............      2,434      2,426       (26,860)(d)       (29,986)(d)       10,407
Interest expense, net...................       (757)      (538)         (750)             (530)             398
Other income (expense)..................        106      1,371           399               292               60
                                          ---------  ---------  ----------------  ----------------  ------------
    Income (loss) before income taxes...      1,783      3,259       (27,211)          (30,224)          10,865
Income tax expense (benefit)............        575        391        (9,454)          (10,484)           3,937
                                          ---------  ---------  ----------------  ----------------  ------------
    Net income (loss)...................      1,208      2,868       (17,757)(d)       (19,740)(d)        6,928
                                          ---------  ---------  ----------------  ----------------  ------------
                                          ---------  ---------  ----------------  ----------------  ------------
Earnings (loss) per common and common
 equivalent share.......................  $    0.07  $    0.15  $      (0.96)(d) $       (1.06)(d) $       0.31
                                          ---------  ---------  ----------------  ----------------  ------------
                                          ---------  ---------  ----------------  ----------------  ------------
Weighted average common and common
 equivalent shares outstanding (e) .....     17,964     18,571        18,571            18,571           22,475
                                          ---------  ---------  ----------------  ----------------  ------------
                                          ---------  ---------  ----------------  ----------------  ------------

- ------------------------------
(a) The results of operations reflect the application of the pooling of interests method of accounting for the NAFS acquisition.

(b) The results of operations of NAFS that have been included in the combined statements for the year ended May 31, 1995, and the nine months ended February 28, 1995 and February 29, 1996 are for the year ended June 30, 1995 and the nine months ended March 31, 1995 and March 31, 1996, respectively. NAFS did not have material operations prior to June 1, 1994.

(c) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(d) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $8.3 million, $5.4 million and $0.29 for the fiscal year ended May 31, 1995 and $5.1 million, $3.4 million, and $0.18 for the nine months ended February 28, 1995, respectively.

(e) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the SITEL shares issued for the NAFS Acquisition.

                               SITEL CORPORATION
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                            YEAR ENDED MAY 31, 1995
                                  (UNAUDITED)

                                                                                               PRO FORMA        PRO FORMA
                                                        SITEL         CTC(a)     NAFS(b,c)    ADJUSTMENTS        COMBINED
                                                     -----------     ---------  -----------  --------------  ----------------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues...........................................  $   101,378     $   6,342  $    3,767    $           $    111,487
Operating expenses:
  Cost of services.................................       55,054         3,788       1,788                      60,630
  Divisional selling, general and administrative
   expenses........................................       32,979         1,173       1,126                      35,278
  Corporate general and administrative expenses....        6,160           758         314       511 (d)         7,743
  Special compensation expense.....................       34,585 (e)        --          --                      34,585 (e)
                                                     -----------     ---------  -----------   -------     ----------------
Operating income...................................      (27,400)(f)       623         539      (511)          (26,749)(f)
Other income (expenses)............................         (303)            5         (47)     (209)(g)          (554)
                                                     -----------     ---------  -----------   -------     ----------------
Income before income taxes.........................      (27,703)          628         492      (720)          (27,303)
Income tax expense.................................       (9,603)          190         149      (194)(g)        (9,458)
                                                     -----------     ---------  -----------   -------     ----------------
Net income.........................................  $   (18,100)(f)    $  438  $      343    $ (526)     $    (17,845)(f)
                                                     -----------     ---------  -----------   -------     ----------------
                                                     -----------     ---------  -----------   -------     ----------------
Earnings (loss) per common and common
 equivalent share..................................  $     (1.05)(f)                                      $      (0.96)(f)
                                                     -----------                                          ----------------
                                                     -----------                                          ----------------
Weighted average common and common equivalent
 shares outstanding................................       17,207                                                18,571 (h)
                                                     -----------                                          ----------------
                                                     -----------                                          ----------------

- ------------------------------

(a) The combined results of operations of CTC are for the year ended April 30, 1995 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

(b) The results of operations of NAFS are for the twelve months ended June 30, 1995.

(c) The results of operations reflect the application of the pooling of interests method of accounting for the NAFS acquisition.

(d) Represents the amortization of goodwill resulting from the CTC acquisition, which will be amortized on a straight-line basis over a period of 25 years, and an adjustment to reduce expenses for fees paid to a management employee of CTC which will not be paid after the acquisition.

(e) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(f) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $7.6 million, $5.2 million and $0.30 for SITEL and $8.3 million, $5.3 million and $0.28 for the Pro Forma Combined entity, respectively.

(g) Represents  an assumed  increase in  interest expense  and the  related  tax
    effect  which would   have occurred had   the  payment  of the CTC  purchase
    price occurred as of the beginning of the period.

(h) Consists of SITEL's historical weighted average common and common equivalent share outstanding and the SITEL shares issued for the NAFS Acquisition.

                               SITEL CORPORATION
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED FEBRUARY 29, 1996
                                  (UNAUDITED)

                                                                                                  PRO FORMA      PRO FORMA
                                                               SITEL     CTC(a)     NAFS(b,c)    ADJUSTMENTS     COMBINED
                                                             ---------  ---------  -----------  --------------  -----------
                                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues...................................................  $  98,861  $   4,054   $   8,638   $     (433)(d)  $   111,120
Operating expenses:
  Cost of services.........................................     52,951      2,880       4,464         (215)(d)       60,080
  Divisional selling, general and administrative
   expenses................................................     31,485      1,279       2,574         (227)(d)       35,111
  Corporate general and administrative expenses............      5,170        301         448          125 (e)        6,044
                                                             ---------  ---------  -----------      -------     -----------
Operating income...........................................      9,255       (406)      1,152         (116)           9,885
Other income (expense).....................................        533         32         (76)        (157)(f)          332
                                                             ---------  ---------  -----------      -------     -----------
Income before income taxes.................................      9,788       (374)      1,076         (273)          10,217
Income tax expense.........................................      3,466       (134)        471          (55)(f)        3,748
                                                             ---------  ---------  -----------      -------     -----------
Net income.................................................  $   6,322  $    (240) $      605   $     (218)     $     6,469
                                                             ---------  ---------  -----------      -------     -----------
                                                             ---------  ---------  -----------      -------     -----------
Earnings (loss) per common and common equivalent share.....  $    0.30                                          $      0.29
                                                             ---------                                          -----------
                                                             ---------                                          -----------
Weighted average common and common equivalent
 shares outstanding........................................     21,111                                               22,475(g)
                                                             ---------                                          -----------
                                                             ---------                                          -----------

- ------------------------------

(a) The combined results of operations of CTC are for the nine months ended January 31, 1996 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

(b) The results of operations of NAFS are for the nine months ended March 31, 1996.

(c) The results of operations reflect the application of the pooling of interests method of accounting for the NAFS acquisition.

(d) SITEL's consolidated results of operations for the nine months ended February 29, 1996 include one month of CTC's operations. Since CTC's results of operations presented are for the nine months ended January 31, 1996, the results of CTC operations for the month of February 1996 are being removed to avoid the inclusion of 10 months of activity.

(e) Represents the amortization of goodwill resulting from the CTC acquisition, which will be amortized on a straight-line basis over a period of 25 years.

(f) Represents an assumed reduction of interest income and the related tax effect which would have occurred had the payment of the CTC purchase price occurred as of the beginning of the period.

(g) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the SITEL shares issued for the NAFS Acquisition.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 30, 1996                         SITEL Corporation



                                              By: /s/ Barry S. Major
                                                  ----------------------------
                                                  Barry S. Major, Executive
                                                  Vice President and Chief
                                                  Financial Officer